UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 18, 2019
(Date of Report)

December 12, 2019
(Date of earliest event reported)

GRAPHIC PACKAGING INTERNATIONAL, LLC
(Exact name of registrant as specified in its charter)

Delaware	033-80475	84-0772929
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1500 Riveredge Parkway, Suite 100
Atlanta, Georgia 30328
(Address of principal executive offices)
(Zip Code)
(770) 240-7200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	N/A	N/A
Securities registered pursuant to section 12(g) of the Act:
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

On December 12, 2019, Graphic Packaging International Partners, LLC, the sole member of Graphic Packaging International, LLC (the “Company”), approved (i) the dismissal of Ernst & Young LLP (“EY”), the Company’s current independent registered public accounting firm, effective following the conclusion of the audit for the Company’s fiscal year ending December 31, 2019; and (ii) the engagement of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020, subject to completion of PwC’s standard client acceptance procedures and execution of an engagement letter. PwC and EY were notified of these decisions on December 13, 2019.

The report of EY on the Company’s consolidated financial statements for the year ended December 31, 2018 did not contain an adverse opinion or disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principles.

During the year ended December 31, 2018 and the subsequent interim period through December 13, 2019, there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY would have caused them to make a reference thereto in their report.

During the year ended December 31, 2018 and the subsequent interim period through December 13, 2019, there were no “reportable events” requiring disclosure pursuant to paragraph (a)(1)(v) of Item 304 of Regulation S-K, except as described below.

During the audit for the year ended December 31, 2018, a material weakness in internal control over financial reporting was identified relating to the design and operating effectiveness of management review controls related to the accounting for business combinations, including insufficient documentation to evidence effective management review controls over the accounting and estimates related to the highly complex combination with the North America Consumer Packaging business of International Paper Company. This material weakness was disclosed in Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 and was disclosed by the Company as remediated in the first quarter of 2019.

The Company has provided EY with a copy of this report and has requested that EY provide a letter addressed to the Securities and Exchange Commission stating whether or not EY agrees with the above statements as they relate to EY. A copy of such letter dated December 18, 2019 is attached as Exhibit 16.1 hereto.

During the year ended December 31, 2018 and the subsequent interim period preceding PwC’s engagement, neither the Company nor anyone on its behalf consulted PwC regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company that PwC concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” or “reportable event” (within the meaning of paragraph (a)(1)(iv) of Item 304 of Regulation S-K and paragraph (a)(1)(v) of Item 304 of Regulation S-K, respectively).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. Description

16.1	Letter of Ernst & Young LLP

101.INS	XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
101.SCH	Inline XBRL Taxonomy Extension Schema Document.
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document.
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document.
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAPHIC PACKAGING INTERNATIONAL, LLC
(Registrant)

Date: December 18, 2019	By: /s/ Lauren S. Tashma
Lauren S. Tashma
Executive Vice President, General Counsel And Secretary